Item 1 – Schedule of Investments

American Growth Fund American Growth Cannabis Fund

October 31, 2021

(unaudited)

Common Stock 97.46%	Shares	Market Value
Medicinal Chemicals & Botanical Products 22.56%
Aurora Cannabis Inc.*	12,220	$81,019
Sundial Growers Inc.*	106,000	68,900
Tilray Inc.*	6,547	67,434
Canopy Growth Corporation*	4,300	54,309
HEXO Corp.*	19,800	29,106
		300,768
Pharmaceutical Preparations 13.19%
Organigram Holdings Inc.*	36,000	79,560
Neptune Wellness Solutions Inc.*	99,300	50,583
Emerald Health Therapeutics, Inc.*	552,000	45,706
		175,849
Real Estate Investment Trusts 11.74%
Power REIT*	3,200	156,480
		156,480
Real Estate 10.66%
Innovative Industrial Properties Inc	540	142,069
		142,069
Drug Manufacturers 9.95%
The Valens Company Inc.*	87,850	132,653
		132,653
Electric Services 6.04%
Tennessee Valley Authority	3,000	80,490
		80,490

Biological Products 5.84%
Gilead Sciences Inc.	1,200	$77,856
		77,856
Exchange Traded Funds 2.72%
Amplify Seymore Cannabis ETF *	4,000	69,447
		69,447
Perfumes, Cosmetics & Other Toilet Preparations 4.18%
cbdMD Inc.*	31,500	55,755
		55,755
Retail - Building Materials, Hardware, Garden Supply 4.08%
GrowGeneration, Corp*	2,580	54,386
		54,386
Retail – Cyclical 3.40%
Lifeist Wellness Inc *	529,600	45,281
		45,281
Agriculture Production 0.61%
Village Farms Intl Inc Com	1,080	8,176
		8,176

Total Value Investments at Market Value (cost 1,978,589)	97.46%	1,299,210
Cash and Receivable, less liabilities	2.53%	33,826
Total Net Assets	99.99%	$1,333,036

*	Non-income producing security during last 12 months

Gross Unrealized appreciation on investment securities	78,972
Gross Unrealized depreciation on investment securities	(758,351)
Net Unrealized depreciation on investment securities	207,443
Cost of investment securities for federal income tax purposes	1,978,589

Securities Valuations - The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of October 31, 2021, in valuing the Fund's assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$1,299,210	$0	$0	$1,299,210